Technology Transfer and License Agreement	12 Months Ended
Jun. 30, 2016
Technology Transfer And License Agreement
Technology Transfer and License Agreement
18.	Technology Transfer and License Agreement

On April 28, 2015, we entered into a Technology Transfer and License Agreement (“License Agreement”) with one of our specialty products customers (the “Customer”) regarding the granting of an irrevocable license of certain technology, to be used by the Customer to manufacture specific fiber collimator assemblies used by the Customer. As we no longer intend to produce such assemblies in the future for the Customer, we have agreed to provide to the Customer process work instructions, training, inventory and access to intellectual property specifically related to the manufacturing process of that Customer’s fiber collimator assemblies. Pursuant to the License Agreement, the Customer paid to us an aggregate of $200,000 in fees, in consideration of our disclosure of the technology and the granting of a license to the Customer to use the technology to manufacture such fiber collimator assemblies. The first installment of $100,000 was received in May 2015 and the second installment of $100,000 was received in August 2015. Pursuant to the License Agreement, the Customer also agreed to order and purchase from us a certain number of fiber collimator assemblies during the transition process. Costs associated with the License Agreement were approximately $33,000. The license fees and sales generated as a result of the License Agreement have been recognized as revenue over the duration of the training period. Revenue of approximately $76,000, which includes the amortization of the license fee, was included in sales on the accompanying consolidated statement of comprehensive income (loss) for the year ended June 30, 2016. The License Agreement has been fully recognized as revenue.